Supplement, dated December 10, 2004 to the Prospectus, dated March 1, 2004, of
                        Seligman Global Fund Series, Inc.
                                on behalf of its
                     International Growth Fund (the "Fund")

This supplement supercedes and replaces the supplement dated November 23, 2004 with respect to the Fund.

The chart on page 25 of the Prospectus under the caption "Fees and Expenses" is hereby deleted in its entirety and replaced with the following:

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                             Class A     Class B    Class C    Class D    Class R
=================================================================================================
Maximum Sales Charge (Load)                   4.75%           5%         2%         1%         1%
-------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on
  Purchase (as a % of offering price)         4.75%(1)     none          1%      none       none
-------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load)
  (CDSC) on Redemptions (as a % of
  original  purchase price or current
  net asset value whichever is less)         none(1)          5%         1%         1%         1%
-------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
-------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------
Management Fees                               1.00%        1.00%      1.00%      1.00%      1.00%
-------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees      0.24         1.00       1.00       1.00       0.50
-------------------------------------------------------------------------------------------------
Other Expenses                                1.93         1.93       1.93       1.93       1.93
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          3.17         3.93       3.93       3.93       3.43
-------------------------------------------------------------------------------------------------
Less: Expenses Reimbursement(2)              (1.08)       (1.08)     (1.08)     (1.08)     (1.08)
-------------------------------------------------------------------------------------------------
Net Operating Expenses                        2.09         2.85       2.85       2.85       2.35
-------------------------------------------------------------------------------------------------

----------
(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2) Seligman has contractually undertaken to reimburse the Fund's expenses (other than management fees and 12b-1 fees) to the extent such expenses exceed 0.85% per annum of average daily net assets. This undertaking will remain in effect at least until December 31, 2006.

The chart on page 25 of the Prospectus under the caption "Example" is hereby deleted in its entirety and replaced with the following:

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (which reflect the contractual expense reimbursement described above through December 31, 2006) are the Fund's net operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year         3 Years         5 Years         10 Years
                    ------------    ------------    ------------    ------------
Class A                  $677          $1,208          $1,871          $3,638
Class B                   788             995           1,832           3,841 +
Class C                   484           1,085           1,914           4,067
Class D                   388             995           1,832           4,007
Class R                   338             847           1,593           3,562

If you did not sell your shares at the end of each period, your costs will be:

                       1 Year         3 Years         5 Years         10 Years
                    ------------    ------------    ------------    ------------
Class A                  $677          $1,208          $1,871          $3,638
Class B                   288             995           1,832           3,841 +
Class C                   385           1,085           1,914           4,067
Class D                   288             995           1,832           4,007
Class R                   238             847           1,593           3,562

----------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.